UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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MOELIS & COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 07, 2018 MOELIS & COMPANY You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. MOELIS & COMPANY 399 PARK AVENUE, 5TH FLOOR NEW YORK, NY 10022 0000380214_1 R1.0.1.17 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: April 12, 2018 Date: June 07, 2018Time: 8:30 AM EDT Location: Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods possession available and follow the instructions. marked by the arrow 0000380214_2 R1.0.1.17 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any specia requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. l 1. Notice & Proxy Statement2. Form 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 24, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Kenneth Moelis 06 John A. Allison IV 02 Navid Mahmoodzadegan03 Jeffrey Raich 07 Dr. Yvonne Greenstreet 08 Kenneth L. Shropshire 04 Eric Cantor 05 J. Richard Leaman III The Board of Directors recommends you vote FOR the following proposal: 2. To approve, on an advisory basis, the compensation of our Named Executive Officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. To provide an advisory, non-binding vote regarding the frequency of advisory votes on the compensation of our Named Executive Officers. The Board of Directors recommends you vote FOR proposals 4. and 5.. 4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. 5. In their discretion, upon such other matters that may properly come before meeting or any adjournment or adjournments thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL 1, PROPOSAL 2, "1 YEAR" FOR PROPOSAL 3 AND PROPOSAL 4. 0000380214_3 R1.0.1.17 Voting items

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